Subsequent Event	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Event
25.	SUBSEQUENT EVENT

We entered into an agreement and plan of merger, dated January 29, 2014, or the Merger Agreement, with Ninetowns Holdings Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands, and Ninetowns Merger Sub Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands wholly-owned by Ninetowns Holdings Limited, pursuant to which Ninetowns Holdings Limited will acquire the Company for US$1.80 per ordinary share. The Merger Agreement is subject to the approval of shareholders at an extraordinary general meeting of shareholders to be held on May 29, 2014.